Income taxes	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income taxes

13	Income taxes

Cayman Islands and BVI

The Company and its subsidiaries are domiciled in the Cayman Islands and British Virgin Islands. The locality currently enjoys permanent income tax holidays; accordingly, the Company do not accrue for income taxes.

Singapore

MSC Consulting (S) Pte. Ltd. is incorporated in Singapore and is subject to Singapore Corporate Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Singapore tax laws. The applicable tax rate is 17% in Singapore, with 75% of the first S$10,000 taxable income and 50% of the next S$190,000 taxable income exempted from income tax.

13	Income taxes (continued)

Malaysia

MSCI Consulting Sdn. Bhd., the subsidiary, is subject to Malaysia Corporate tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Malaysia tax laws. The standard corporate income tax rate in Malaysia is 24%. However, as the subsidiary fulfilled conditions where it has paid-up capital of MYR 2.5 million or less, and gross income from business operations is not more than MYR 50 million, for years of assessment (YA) 2023-2024 and also YA 2025, the tax rate is: 15% on the first MYR 150,000, 17% on MYR 150,001 to MYR 600,000, and 24% on amount of chargeable income exceeding MYR 600,000  . The subsidiary had operating profit of S$12,405 (US$9,080) but no tax liabilities for the year ended December 31, 2024, after offsetting of unutilized trade losses brought forward. For the year ended December 31, 2025, the subsidiary had operating profit of S$73,770 (US$57,368) but no tax liabilities after offsetting of unutilized trade losses brought forward.

California

Orangekloud, Inc., the subsidiary, is considered California tax resident enterprises under California tax laws; accordingly, they are subject to enterprise income tax on their taxable income as determine under California tax laws and accounting standards at a statutory tax rate of 8.84% (2024: 8.84%). The subsidiary has no operating profit or tax liabilities for the years ended December 31, 2024 and 2025.

Significant components of the provision for income taxes are as follows:

	Year Ended December 31,
	2024	2025	2025
	S$	S$	US$
Income tax expense is comprised of the following:
Current	8,304	99,005	76,993
Deferred	161,000	17,895	13,916

Total income tax expenses	169,304	116,900	90,909

A reconciliation between of the statutory tax rate to the effective tax rate are as follows:

	Year Ended December 31,
	2024	2025	2025
	S$	S$	US$
Loss before tax	(8,478,295)	(4,354,334)	(3,386,215)

Singapore income tax rate	(17.0)%	(17.0)%	(17.0)%
Reconciling items:
Non-deductible expenses	0.5%	0.4%	0.4%
Income not subject to tax	0.0%	(11.3)%	(11.3)%
Effect on different tax rate in different countries	12.4%	18.0%	18.0%
Under provision of current taxation in respect of prior year	0.1%	0%	0%
Others	6.0%	7.2%	7.2%

Effective tax rate	2.0%	2.7%	2.7%

13	Income taxes (continued)

Deferred tax

Significant components of deferred tax were as follows:

As of December, 31
	2024	2025	2025
	S$	S$	US$

Net operating loss carried forward	-	-	-

Deferred tax assets, gross	-	-	-
Valuation allowance	-	-	-

Deferred tax assets, net of valuation allowance	-	-	-

Deferred tax assets are recognized in the consolidated financial statements only to the extent that it is probable that future taxable profits will be available against which the Company can utilize the benefits. The use of these tax losses is subject to the agreement of the tax authorities and compliance with certain provisions of the tax legislations of the respective countries in which the group companies operate.